As filed with the Securities and Exchange Commission on July 19, 1999
                                                Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                               SANDISK CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                               77-0191793
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)
                              --------------------
                                140 Caspian Court
                           Sunnyvale, California 94089
               (Address of principal executive offices) (Zip Code)
                              --------------------

                               SANDISK CORPORATION
                             1995 STOCK OPTION PLAN
                  1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)
                              --------------------

                                 Eliyahou Harari
                     President and Chief Executive Officer
                              Sandisk Corporation
                               140 Caspian Court
                              Sunnyvale, CA 94089
                    (Name and address of agent for service)
                                 (408) 562-0500
         (Telephone number, including area code, of agent for service)
                              ---------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
 Title of Securities to be      Amount to be      Proposed Maximum Offering      Proposed Maximum Aggregate         Amount of
       Registered              Registered (1)        Price Per Share (2)             Offering Price (2)         Registration Fee
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
1995 Stock Option Plan        3,500,000                 $52.75                    $184,625,000                     $51,325.75
Common Stock,                 shares
$0.001 par value
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
1995 Non-Employee Directors   200,000 shares            $52.75                    $ 10,550,000                     $ 2,932.90
Stock Option Plan
Common Stock,
 $0.001 par value
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
Employee Stock                300,000 shares            $52.75                    $ 15,825,000                     $ 4,399.35
Purchase Plan
Common Stock,
$0.001 par value
----------------------------- ---------------- ------------------------------ -------------------------------- ------------------
----------------------------- ---------------- ------------------------------ ---------------------------------------------------
                                                                                       Aggregated Registration Fee $58,658.00
----------------------------- ---------------- ------------------------------ ---------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the 1995 Stock Option Plan, the 1995 Non-Employee Director Stock Option Plan and the Employee
     Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of the Registrant's Common Stock on July 14, 1999 as reported on the Nasdaq National Market.

================================================================================

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Certain Documents by Reference

         Sandisk Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed with the Commission on March 26, 1999, together with the amendment thereto filed on April 2, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999 filed with the Commission on May 12, 1999; and

     (c) The Registrant's Registration Statements on Form 8-A and Form 8-A12G filed with the Commission on September 8, 1995, and April 28, 1997, respectively, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which is also deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities
         -------------------------
         Not Applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------
         Not Applicable.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's board of directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "1933 Act"). The Registrant's Bylaws provide for permissible indemnification of officers, employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. However, the Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. However, this provision in the Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law and for actions leading to improper personal benefit to the director. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors which provide such officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits


      Exhibit Number        Exhibit
     4      Instruments  Defining Rights of  Stockholders.  Reference is made to
            Registrant's  Registration  Statements  on Form 8-A and Form 8-A12G,
            including  the exhibits  thereto,  incorporated  herein by reference pursuant to Item 3(c) of this Registration Statement.
     5      Opinion of Brobeck, Phleger & Harrison LLP.
     23.1   Consent of Ernst & Young LLP, Independent Auditors.
     23.2   Consent of Brobeck,  Phleger & Harrison  LLP is contained in Exhibit
            5.1.
     24.1   Power  of  Attorney.   Reference  is  made  to  page  II-4  of  this
            Registration  Statement.  99.1 SanDisk Corporation 1995 Stock Option
            Plan (As amended and restated as of December 17, 1998).
     99.2*  Form of Notice of Grant of Stock Option.
     99.3*  Form of Stock Option Agreement.
     99.4*  Form  of  Addendum  to  Stock  Option   Agreement   (Limited   Stock
            Appreciation Right).
     99.5*  Form  of   Addendum   to   Stock   Option   Agreement   (Involuntary
            Termination).
     99.6*  Form of Addendum to Stock Option Agreement (Special Tax Elections).
     99.7   SanDisk  Corporation 1995  Non-Employee  Directors Stock Option Plan
            (As amended and restated as of December 17, 1998).
     99.8* Form of Notice of Grant of Automatic Stock Option (Initial Grant). 99.9* Form of Notice of Grant of Automatic Stock Option (Annual Grant). 99.10* Form Automatic Stock Option Agreement.
     99.11  SanDisk  Corporation  Employee  Stock  Purchase Plan (As amended and restated as of December 17, 1998).
     99.12* Form of Stock Purchase Agreement.
     99.13* Form of Enrollment/Change Form.

         * Exhibits 99.2 through 99.6, 99.8 through 99.10, and Exhibits 99.12 and 99.13 are incorporated herein by reference to Exhibits 99.2 through 99.6,
99.8 through 99.10, and Exhibits 99.12 and 99.13, respectively, to Registrant's Registration Statement No. 33-96298 on Form S-8, filed with the Commission on November 10, 1995.

Item 9.  Undertakings

A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the 1995 Stock Option Plan, the 1995 Non-Employee Directors Stock Option Plan and the Employee Stock Purchase Plan.

B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 or otherwise, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 19th day of July, 1999.

                                   SANDISK CORPORATION


                                   By:  /s/ Eliyahow Harari
                                       ---------------------------------------
                                       Eliyahou Harari
                                       President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Sandisk Corporation, a Delaware corporation, do hereby constitute and appoint Dr. Eliyahou Harari and Cindy Burgdorf, and each of them, the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signatures                            Title                 Date
             ----------                            -----                 ----
--------------------------  President, Chief Executive Officer   July 19, 1999
Eliyahou Harari             and Director
                            (Principal Executive Officer)

--------------------------  Chief Financial Officer,             July 19, 1999
Cindy Burgdorf              Senior Vice  President, Finance
                            and Administration and Secretary
                            (Principal Financial and
                             Accounting Officer)


--------------------------  Director                             July 19, 1999
Irwin Federman




--------------------------  Director                             July 19, 1999
William V. Campbell


--------------------------  Director                             July 19, 1999
James D. Meindl


--------------------------  Director                             July 19, 1999
Catherine P. Lego


--------------------------  Director                             July 19, 1999
Thomas Mulvaney


--------------------------  Director                             July 19, 1999
Alan F. Shugart

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                               SANDISK CORPORATION

                                  EXHIBIT INDEX

      Exhibit Number        Exhibit
     4      Instruments  Defining Rights of  Stockholders.  Reference is made to
            Registrant's  Registration  Statements  on Form 8-A and Form 8-A12G,
            including  the exhibits  thereto,  incorporated  herein by reference pursuant to Item 3(c) of this Registration Statement.
     5      Opinion of Brobeck, Phleger & Harrison LLP.
     23.1   Consent of Ernst & Young LLP, Independent Auditors.
     23.2   Consent of Brobeck,  Phleger & Harrison  LLP is contained in Exhibit
            5.1.
     24.1   Power  of  Attorney.   Reference  is  made  to  page  II-4  of  this
            Registration  Statement.  99.1 SanDisk Corporation 1995 Stock Option
            Plan (As amended and restated as of December 17, 1998).
     99.2*  Form of Notice of Grant of Stock Option.
     99.3*  Form of Stock Option Agreement.
     99.4*  Form  of  Addendum  to  Stock  Option   Agreement   (Limited   Stock
            Appreciation Right).
     99.5*  Form  of   Addendum   to   Stock   Option   Agreement   (Involuntary
            Termination).
     99.6*  Form of Addendum to Stock Option Agreement (Special Tax Elections).
     99.7   SanDisk  Corporation 1995 Non-Employee  Directors Stock Option Plan.
            (As amended and restated as of December 17, 1998).
     99.8* Form of Notice of Grant of Automatic Stock Option (Initial Grant). 99.9* Form of Notice of Grant of Automatic Stock Option (Annual Grant). 99.10* Form Automatic Stock Option Agreement.
     99.11  SanDisk  Corporation  Employee  Stock  Purchase Plan (As amended and restated as of December 17, 1998).
     99.12* Form of Stock Purchase Agreement.
     99.13* Form of Enrollment/Change Form.

         * Exhibits 99.2 through 99.6, 99.8 through 99.10 and Exhibits 99.12 and
99.13 are incorporated herein by reference to Exhibits 99.2 through 99.6, 99.8 through 99.10, and Exhibits 99.12 and 99.13, respectively, to Registrant's Registration Statement No. 33-96298 on Form S-8, filed with the Commission on November 10, 1995.